ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

UNIVERSITY OF TEXAS SYSTEM RETIREMENT PROGRAMS

Supplement dated July 22, 2011 to the Contract Prospectus and
Contract Prospectus Summary, each dated April 29, 2011, as amended

The following information amends certain information contained in your variable annuity Contract Prospectus and
Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and
Contract Prospectus Summary for future reference.

Important Information Regarding the ING Clarion Global Real Estate and
ING Clarion Real Estate Portfolios

On July 1, 2011, ING Clarion Global Real Estate Securities LLC, subadviser to the ING Clarion Global Real Estate and ING Clarion Real Estate Portfolios, was renamed CBRE Clarion Securities LLC.

Accordingly, all references in your Contract Prospectus and Contract Prospectus Summary to ING Clarion Global
Real Estate Securities LLC are replaced with CBRE Clarion Securities LLC.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One
Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial
Advisers, LLC has selling agreements.

X.134760-11B	July 2011